SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2017

Bristol-Myers Squibb Company
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-1136	22-0790350
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

345 Park Avenue
New York, NY 10154
(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (212) 546-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS

On June 14, 2017, Bristol-Myers Squibb Company (the “Company”) issued a press release announcing the commencement of a cash tender offer to purchase any and all of its outstanding 5.875% Notes due 2036, 6.125% Notes due 2038 and 6.875% Debentures due 2097 (the “Notes”), on the terms and subject to the conditions set forth in the Offer to Purchase, dated June 14, 2017, and the related Letter of Transmittal.

A copy of the press release announcing the commencement of the tender offer is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit No.	Description

99.1	June 14, 2017 press release entitled “Bristol-Myers Squibb Announces Cash Tender Offer For Any and All of Certain of Its Outstanding Debt Securities.”

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Bristol-Myers Squibb Company

By:	/s/ Katherine R. Kelly
Name:	Katherine R. Kelly
Title:	Associate General Counsel and Corporate Secretary

Dated:  June 14, 2017

EXHIBIT INDEX

Exhibit No.	Description

99.1	June 14, 2017 press release entitled “Bristol-Myers Squibb Announces Cash Tender Offer For Any and All of Certain of Its Outstanding Debt Securities.”